UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2016

Sunshine Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36539	30-0831760
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

102 West Baker Street, Plant City, Florida	33563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (813) 752-6193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders was held on April 27, 2016.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in detail in Sunshine Bancorp, Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2016.  The final results of the stockholder votes were as follows:

1.	Election of directors for a three-year term.

	For	Withheld	Broker Non-Votes

Kenneth H. Compton	2,579,552	323,929	1,793,875
J. Floyd Hall	2,557,265	346,216	1,793,875
William E. Pommerening	2,557,319	326,162	1,793,875
Ray H. Rollyson, Jr.	2,604,195	299,286	1,793,875
Marion M. Smith	2,563,995	339,486	1,793,875

2.	The ratification of the appointment of Hacker, Johnson & Smith PA as Sunshine Bancorp, Inc.’s independent registered public accounting firm for the year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes
4,546,550	92,085	58,721	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNSHINE BANCORP, INC.

/s/ John D. Finley
DATE: April 29, 2016	By:	John D. Finley, Executive Vice President and Chief Financial Officer